SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20594

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                                January 11, 2005

                Date of Report (Date of earliest event reported)

                         SECURED FINANCIAL NETWORK, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
 -------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

       000-28457                                        86-0955239
-----------------------                       -----------------------------
(Commission File Number)                    (IRS Employer Identification No.)



7951 SW 6th Street, Suite 210, Plantation, Florida             33024
---------------------------------------------------        ------------
   (Address of principal executive offices)                  (Zip Code)


                                  (954)556-5292
                   ------------------------------------------
               Registrant's telephone number, including area code


                               12 TO 20 PLUS, INC.
                             3450 Broad Street, #103
                        San Luis Obispo, California 93401
         --------------------------------------------------------------
         (Former name and former address, if changed since last report)




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SECTION 1.  Registrant's Business and Operations

     Item 1.01 Entry into a Material Definitive Agreement

Effective January 11, 2005, Secured Financial Network, Inc., a Nevada corporation (SFNI), pursuant to Articles and Plan of Merger filed with the Nevada Secretary of State on January 11, 2005, merged into the Registrant, 12 to 20 Plus, Inc. a Nevada corporation (12 to 20). 12 to 20 is the "Surviving Corporation." The name of the Surviving Corporation is hereby changed to "Secured Financial Network, Inc." The Articles and Plan of Merger setting forth the material terms of the merger are attached hereto as Exhibit 1.1

Secured Financial Network, Inc. offers worldwide marketing of Stored Value Pre-Paid Card Products, Card Management and Processing Services, and Value Added specific services. These pre-paid products include gift cards, VISA and MasterCard stored value debit cards both for payroll and retail issuance. Through exclusive strategic ISO (Independent Sales Organization) agreements Secured Financial Network is able to market its products and services worldwide.


SECTION 5 - Corporate Governance and Management

     Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 19, 2005, Carol Slavin resigned her position as Director and President of the Surviving Corporation and was replaced by Jeffrey L. Schultz who shall serve as a director and President of the Surviving Corporation until his resignation or removal.

On January 19, 2005, Linda Hannon resigned her position as Director, Secretary and Treasurer of the Surviving Corporation and was replaced by Brian N. Schultz who shall serve as Secretary and Treasurer of the Surviving Corporation until his resignation or removal. The vacant directorship resulting from Ms. Hannon's resignation was filled by George Weast who shall serve until his resignation or removal.

On January 19, 2005, Elizabeth Yaeger resigned her position as Director of the Surviving Corporation and was replaced by Stephen F. Burg Weast who shall serve until his resignation or removal.

Jeffrey L. Schultz is President/CEO/Director, 54, most recently served as Vice President of Sales and Marketing for InteleTech Corporation from January through November of 2004. From July of 2002 until December of 2003 Mr. Schultz acted as a consultant to various companies involved in the plastic printing and card issuance industries. From February of 2001 until July of 2002 Mr. Schultz was Director of Business Development for Continental Plastic Card Co. coordinating the financial and sales restructuring of the company and setting in motion a business plan for 2002 which made Continental Plastic profitable. Continental Plastic was in the top 10 plastic card printers in the USA. Prior to 2001 Mr. Schultz was the President of Strategic Funding, Inc. which since its inception in 1996, had been instrumental in providing consulting to various private and public companies and raised in excess of $20 million in capital. From 1990 until 1996 Mr. Schultz was the founder, an officer, and director of Aqua Care Systems, Inc., a manufacture of residential, commercial, industrial, and wastewater treatment plants. Aqua Care Systems became a public company in October 1993 after a successful NASDAQ offering. Mr. Schultz graduated with a B.A. Degree from Wayne State University in Detroit, Michigan in 1972.


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SECTION 5 - Corporate Governance and Management - continued.

Brian N. Schultz, 25, Chief Operating Officer/Secretary/Treasurer for Secured Financial Network, Inc.. From February 2004 until November 2004 Mr. Schultz was Operations manager for Inteletech Corporation of America coordinating all internal operations of Inteletech's stored value Debit MasterCard(R) program. As operational manager he oversaw the operations, customer service, information technology, shipping/fulfillment, and compliance departments of Inteletech. Mr. Schultz managed Inteletech's card management system development team. Prior to his employment at Inteletch Mr. Schultz was President of Copasetic Productions, LLC, and Chair of the University of Florida's Student Government Productions. In these capacities Mr. Schultz managed marketing, finance, forcibility and operations for large venue entertainment production companies. His list of produced acts includes, but is not limited to Stone Temple Pilots, Snoop Dog, Busta Rhymes, and a 3-day outdoor festival. Mr. Schultz graduated with a B.A. degree from The University of Florida in Gainesville in 2003.

George Weast, 72, Director, Since 1992 till present is President and Founder of Washington Capital Corporation. This company has served consultants to banks, investment banking Firms, and professional money managers. Washing Capital Corporation also secures equity and debt financing for corporate and real estate developer. The company also acted as a consultant to public shell corporation in areas of reverse merger and corporate debt reorganization and updating of reporting status. From 1973 until 1991 Mr. Weast has also been the President and Founder of American Investors, Inc. and Subsidiaries. These companies developed and syndicated commercial real estate in the Washington metropolitan area. It also syndicated and leased equipments to banks and Fortune 500 companies throughout the United States. Starting from 1970 to 1972 he was President and Founder of Weston Leasing Company, a publicly traded leasing company which expanded through acquisitions and mergers in the auto leasing, premium finance, and association travel fields. From 1962 until 1969 he was Chief Financial Officer of Jonker Business Machines, Inc., which was a public, traded information retrieval company. Commencing 1959 to 1961 Mr. Weast was Internal Auditor of Government Employees Insurance Company and its Subsidiaries. Mr. Weast was also the former Director of Two National Banks. He served in the US Army and was Honorable Discharge. Mr. George Weast attended the University of Maryland and graduated with a B.S. Accounting Degree.

Stephen F. Burg, age 67, Director, has been chief executive officer of SB Corporate Consulting, Inc., which offers corporate growth strategies for public and private companies, nationally and internationally, from 1986 to present. From 1978 to 1986, Mr. Burg was Vice President-Corporate Acquisitions for Evans Products Company, a New York Stock Exchange company with over $2 billion in annual revenues, and from 1973 to 1978 was Corporate Director-Acquisitions and Human Services for Jack August Enterprises. Mr. Burg has been a director of a pharmaceutical company, Xechem International, Inc. and Xechem Nigeria, Inc. for the past 11 years. He also serves as a consultant to a number of growth oriented companies, both public and private. Mr. Burg is a graduate of Boston University. He is a licensed pilot, an avid boater, and holds various certifications in Real Estate.


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SECTION 9 - Financial Statements and Exhibits.

         Item 9.01 - Financial Statements and Exhibits

The following documents are filed as a part of this report:

(a) Financial statement of  business.

It is impracticable to provide the required financial statements at this time. Audited financial statements of the constituent corporations will be filed as soon as practicable.

(b) Pro forma financial information.

It is impracticable to provide the required pro forma financial information at this time. Pro forma financial statements reflecting the merger of SFNI and 12 to 20 will be filed as soon as practicable.

(c ) Exhibits

1.1 - Articles and Plan of Merger dated December 13, 2005 among 12 to 20 Plus, Incorporated and Secured Financial Network, Inc.

5.1. - Letter of Resignation of Carol Slavin

5.2 - Letter of Resignation of Linda Hannon

5.3 - Letter of Resignation of Elizabeth Yaeger

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                SECURED FINANCIAL NETWORK, INC.
                                               ---------------------------------
                                                                    (Registrant)



                                                              Jeffrey L. Schultz
                                                      --------------------------
                                                      By: /s/ Jeffrey L. Schultz
                                                              President & CEO

Date: 1/20/2005


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